UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  June 3, 2024 (May 28, 2024)
Microvast Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38826	83-2530757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)
12603 Southwest Freeway, Suite 210
Stafford, Texas 77477
(Address of principal executive offices, including zip code)
281-491-9505
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MVST	The NASDAQ Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	MVSTW	The NASDAQ Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

On May 28, 2024, Microvast Holdings, Inc., a Delaware corporation (the “Company”), entered into a Loan and Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among the Company, as a guarantor, Microvast, Inc., a Delaware corporation and a direct subsidiary of the Company, as borrower (the “Borrower”), each direct or indirect subsidiary of the Company that is or may, from time to time, become a “Loan Party” party thereto (and, together with the Company, each a “Guarantor” and collectively, the “Guarantors” and together with the Borrower, each a “Loan Party” and collectively, the “Loan Parties”), Yang Wu, the Company’s Chief Executive Officer and Chairman, as initial lender (the “Initial Lender” and, together with the Initial Lender’s permitted successors and assigns, the “Lenders”) and Acquiom Agency Services LLC, as administrative agent and collateral agent for all Lenders (in such capacities, and any successors and permitted assigns thereto in such capacities, “Agent”), pursuant to which the Lenders may, upon the terms and subject to the conditions stated therein, make loans to the Borrower (the “Loans”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Loan Agreement.

Loan Agreement

The Loan Agreement provides, among other things, that the Lenders will make the Loans available to the Borrower, upon the terms and subject to the conditions stated therein, in the form of an Initial Term Loan of $12,000,000 funded on the Closing Date and a Delayed Draw Term Loan of $13,000,000 at an initial interest rate equal to Term SOFR for the applicable Interest Period, plus an initial Applicable Margin of 9.75% per annum, 3.75% of which shall be paid in kind rather than in cash. The Loans have a maturity date of November 28, 2025, which maturity date may be accelerated upon the occurrence and continuance of an Event of Default in accordance with the terms of the Loan Agreement. The Loan Agreement also provides the Lenders with the right to convert the outstanding principal balance of the Loan, in whole or in part in increments of $100,000, into shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”) at an initial conversion rate equal to two shares of Common Stock per $1.00 of principal amount of Loans to be converted.

Initial Term Loans were provided to the Borrower concurrently with the execution of the Loan Agreement, and the Delayed Draw Term Loan Commitment may be drawn by the Borrower on or prior to July 8, 2024, subject to the terms and conditions set forth in the Loan Agreement.

The obligations of the Borrower under the Loan Agreement and the other Loan Documents are secured by a first priority security interest granted to the Agent, for the ratable benefit of the Lenders, by each of the Borrower and the Guarantors in and to substantially all of its assets (other than with respect to the Company, which only granted a security interest to the Agent in the shares of capital stock of the Borrower it owns).

The Loan Agreement contains certain representations and warranties and covenants of the Loan Parties and provides for certain Events of Default, including, among other things, payment defaults, breach of representations and warranties, covenant defaults, insolvency and change of control. If an Event of Default occurs and is continuing, Agent and/or the Lenders are entitled to take certain actions, including accelerating the maturity of the amounts due by the Loan Parties under the Loan Agreement and foreclosing upon the Collateral.

The foregoing description of the Loan Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Loan Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Pledge Agreement

In connection with the Loan Agreement, on May 28, 2024, the Company entered into a Pledge Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), by and among the Company, the Borrower, each direct or indirect subsidiary of the Company that is or may, from time to time, become a “Pledgor” party thereto (and, together with the Company and the Borrower, each a “Pledgor” and collectively, the “Pledgors”) and Agent, pursuant to which, upon the terms and subject to the conditions stated therein, each of the Pledgors granted to Agent a first priority security interest in and to all of the equity interests or other share capital owned by such Pledgor in certain of its direct subsidiaries.

The foregoing description of the Pledge Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Pledge Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Guaranty Agreement

In connection with the Loan Agreement, on May 28, 2024, the Company entered into a Guaranty Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty Agreement”), by and among the Company, the Borrower, each direct or indirect subsidiary of the Company that is or may, from time to time, become a “Guarantor” party thereto (and, together with the Company and the Borrower, each a “Guarantor” and collectively, the “Guarantors”) and Agent, pursuant to which, upon the terms and subject to the conditions stated therein, each of the Guarantors provided a guaranty of the Borrower’s obligations under the Loan Agreement and the other Loan Documents.

The foregoing description of the Guaranty Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Guaranty Agreement, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Common Stock Purchase Warrant

In connection with the Loan Agreement, on May 28, 2024, the Company issued to the Initial Lender a warrant exercisable, in whole or in part (in increments of 100,000 shares), for 5,500,000 shares of Common Stock (as may be adjusted in accordance with the terms of the Warrant) at an initial exercise price of $2.00 per share (as may be adjusted in accordance with the terms of the Warrant). The Warrant expires on May 28, 2029.

The foregoing description of the Warrant is only a summary, does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Warrant, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The issuance of the warrant was made in a private placement transaction, pursuant to the exemption provided by Section 4(2) of the Securities Act and certain rules and regulations promulgated under that section and pursuant to exemptions under state securities laws.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
4.1	Common Stock Purchase Warrant, dated May 28, 2024, issued by Microvast Holdings, Inc. to Yang Wu.
10.1
Loan and Security Agreement, dated May 28, 2024, by and among Microvast Holdings, Inc., Microvast, Inc., the subsidiaries of Microvast Holdings, Inc. party thereto, Yang Wu and Acquiom Agency Services LLC.

10.2	Pledge Agreement, dated May 28, 2024, by and among Microvast Holdings, Inc., Microvast, Inc., the subsidiaries of Microvast Holdings, Inc. party thereto and Acquiom Agency Services LLC.
10.3	Guaranty Agreement, dated May 28, 2024, by and among Microvast Holdings, Inc., Microvast, Inc., the subsidiaries of Microvast Holdings, Inc. party thereto and Acquiom Agency Services LLC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2024	MICROVAST HOLDINGS, INC.

	By:	/s/ Isida Tushe
	Name:	Isida Tushe
	Title:	President, General Counsel and Corporate Secretary